Pension and Post-Retirement and Post-Employment Benefits	12 Months Ended
Dec. 31, 2023
Retirement Benefits [Abstract]
Pension and Post-Retirement and Post-Employment Benefits	PENSION AND POST-RETIREMENT AND POST-EMPLOYMENT BENEFITS
Hydro One has a Pension Plan, a DC Plan, a supplementary pension plan (Supplementary Plan), and post-retirement and post-employment benefit plans.
DC Plan
Hydro One established a DC Plan effective January 1, 2016. The DC Plan covers eligible management employees hired on or after January 1, 2016, as well as management employees hired before January 1, 2016 who were not eligible to join the Pension Plan as of September 30, 2015. Members of the DC Plan have an option to contribute 4%, 5% or 6% of their pensionable earnings, with matching contributions by Hydro One up to an annual contribution limit. There is also a Supplementary Notional Plan that provides members of the DC Plan with employer contributions beyond the limitations imposed by the Income Tax Act (Canada) in the form of credits to a notional account. Hydro One contributions to the DC Plan for the year ended December 31, 2023 were $4 million (2022 - $3 million).
Pension Plan, Supplementary Plan, and Post-Retirement and Post-Employment Plans
The Pension Plan is a defined benefit contributory plan which covers eligible regular employees of Hydro One and its subsidiaries. The Pension Plan provides benefits based on highest three-year average pensionable earnings. For management employees who commenced employment on or after January 1, 2004, and for the Society of United Professionals (Society)-represented staff hired after November 17, 2005, benefits are based on highest five-year average pensionable earnings. After retirement, pensions are indexed to inflation. Membership in the Pension Plan was closed to management employees who were not eligible to join the Pension Plan as of September 30, 2015. These employees are eligible to join the DC Plan.
Company and employee contributions to the Pension Plan are based on actuarial reports, including valuations performed at least every three years, and actual or projected levels of pensionable earnings, as applicable. The most recent actuarial valuation was performed effective December 31, 2022 and filed on September 26, 2023. Total annual cash Pension Plan employer contributions for 2023 were $69 million (2022 - $89 million). Estimated annual Pension Plan employer contributions for the years 2024, 2025, 2026, 2027, 2028 and 2029 are approximately $71 million, $73 million, $75 million, $77 million, $80 million, and $83 million respectively.
The Supplementary Plan provides members of the Pension Plan with benefits that would have been earned and payable under the Pension Plan beyond the limitations imposed by the Income Tax Act (Canada). The Supplementary Plan obligation is included with other post-retirement and post-employment benefit obligations on the consolidated balance sheets.
Hydro One recognizes the overfunded or underfunded status of the Pension Plan, and post-retirement and post-employment benefit plans (Plans) as an asset or liability on its consolidated balance sheets, with offsetting regulatory assets and liabilities as appropriate. The overfunded benefit asset and underfunded benefit obligations for the Plans, in the absence of regulatory accounting, would be recognized in AOCI. The impact of changes in assumptions used to measure pension and post-retirement benefit obligations is generally recognized over the expected average remaining service period of the employees and uses the corridor approach for the post-retirement benefit plan. For the post-employment benefit plan, the impact of changes in assumptions are recognized immediately in the net periodic benefit cost. The measurement date for the Plans is December 31.
The following tables provide the components of the unfunded status of the Company's Plans at December 31, 2023 and 2022:

	Pension Benefits		Post-Retirement and Post-Employment Benefits
Year ended December 31 (millions of dollars)	2023	2022	2023	2022
Change in projected benefit obligation
Projected benefit obligation, beginning of year	7,546	9,358	1,430	1,846
Current service cost	99	214	50	63
Employee contributions	68	63	—	—
Interest cost	394	283	73	57
Benefits paid	(425)	(402)	(64)	(51)
Net actuarial loss (gain)	650	(1,970)	84	(493)
Transfers from other plans[1]	333	—	15	8
Projected benefit obligation, end of year	8,665	7,546	1,588	1,430

Change in plan assets
Fair value of plan assets, beginning of year	7,904	8,645	—	—
Actual return on plan assets	791	(470)	—	—
Benefits paid	(425)	(402)	(64)	(51)
Employer contributions	69	89	64	51
Employee contributions	68	63	—	—
Administrative expenses	(20)	(21)	—	—
Transfers from other plans[1]	377	—	—	—
Fair value of plan assets, end of year	8,764	7,904	—	—

Unfunded (funded) status	(99)	(358)	1,588	1,430
[1] See below for information related to the transfer from other plans for employees transferred in 2023.
Transfers from Other Plans
Hydro One and Inergi LP agreed to transfer the employment of certain Inergi LP employees (Transferred Employees) to Hydro One Networks. Employees related to the Information Technology Operations, Finance and Accounting, Payroll, Source to Pay, Settlements and certain Shared Services functions were transferred over a period ending January 1, 2022. The Transferred Employees who were participants in the Inergi LP Pension Plan (Inergi Plan) became participants in the Hydro One Pension Plan upon transfer to Hydro One Networks. On March 2, 2023, the assets and liabilities of the Inergi Plan were transferred to the Plan. The value of assets and liabilities of the Inergi Plan transferred to the Plan were approximately $377 million and $333 million, respectively, at the date of transfer. Inergi and Hydro One Networks also agreed to transfer OPEB liabilities related to the Transferred Employees to Hydro One’s post-retirement and post-employment benefit plans.
The transfer of Finance and Accounting, Payroll and certain Shared Services functions occurred on January 1, 2022 and the transfer of the OPEB liability of $8 million related to these Employees was completed in the first quarter of 2022. The liability was recorded as a post-retirement and post-employment benefit liability with an offset to OCL, and cash totalling $10 million was transferred to Hydro One and recorded as an asset with an offset to OCI. Both the OCI resulting from the transfer of the cash asset and the OCL resulting from the transfer of the other post-retirement benefit liability are being recognized in net income over the expected average remaining service lifetime (EARSL) of the Finance and Accounting, Payroll and certain Shared Services employees.
Eligible Inergi retirees were transferred to the Plan on June 1, 2023. The transfer of the OPEB liability of $15 million related to these retirees was completed in the second quarter of 2023. The liability was recorded as a post-retirement and post-employment benefit liability with an offset to OCL, and cash totalling $3 million was transferred to Hydro One, in accordance with the agreement. Both the OCI resulting from the transfer of the cash asset and the OCL resulting from the transfer of OPEB liabilities are being recognized in net income over the expected average remaining life expectancy of the Retirees and Other Former Members employees.
Hydro One presents its benefit obligations and plan assets net on its consolidated balance sheets as follows:

	Pension Benefits		Post-Retirement and Post-Employment Benefits
As at December 31 (millions of dollars)	2023	2022	2023	2022
Other assets[1]	10	9	—	—
Deferred pension assets	99	358	—	—
Accrued liabilities	—	—	72	66
Pension benefit liability	—	—	—	—
Post-retirement and post-employment benefit liability	—	—	1,516	1,364
Net unfunded (funded) status	(109)	(367)	1,588	1,430
[1] Represents the funded status of HOSSM defined benefit pension plan.
The funded or unfunded status of the Plans refers to the difference between the fair value of plan assets and the PBO for the Plans. The funded/unfunded status changes over time due to several factors, including contribution levels, assumed discount rates and actual returns on plan assets.
The following table provides the PBO, accumulated benefit obligation (ABO) and fair value of plan assets for the Pension Plan:

As at December 31 (millions of dollars)	2023	2022
PBO	8,665	7,546
ABO	7,863	7,002
Fair value of plan assets	8,764	7,904
On an ABO basis, the Pension Plan was funded at 112% as at December 31, 2023 (2022 - 113%). On a PBO basis, the Pension Plan was funded at 101% at December 31, 2023 (2022 - 105%). The ABO differs from the PBO in that the ABO includes no assumption about future compensation levels.
Components of Net Periodic Benefit Costs
The following table provides the components of the net periodic benefit costs for the years ended December 31, 2023 and 2022 for the Pension Plan:

Year ended December 31 (millions of dollars)	2023	2022
Current service cost	99	214
Interest cost	394	283
Expected return on plan assets, net of expenses	(566)	(507)
Amortization of prior service (credit) cost	(2)	2
Amortization of actuarial (gains) losses	(18)	61
Net periodic benefit (credit) cost	(93)	53

Charged to results of operations[1]	20	34
[1]    The Company accounts for pension costs consistent with their inclusion in OEB-approved rates. During the year ended December 31, 2023, pension costs of $68 million (2022 - $87 million) comprised of $20 million (2022 - $34 million) charged to operations, and $48 million (2022 - $53 million) capitalized as part of the cost of property, plant and equipment and intangible assets.
The following table provides the components of the net periodic benefit costs for the years ended December 31, 2023 and 2022 for the post-retirement and post-employment benefit plans:

Year ended December 31 (millions of dollars)	2023	2022
Current service cost	50	63
Interest cost	73	57
Amortization of prior service cost	10	11
Amortization of actuarial gains	(23)	(8)
Net periodic benefit costs	110	123

Charged to results of operations[1,2]	76	70
[1] The Company accounts for post-retirement and post-employment costs consistent with their inclusion in OEB-approved rates. During the year ended December 31, 2023, post-retirement and post-employment costs of $112 million (2022 - $123 million) were attributed to labour, of which $76 million (2022 - $70 million) was charged to operations, $nil  (2022 - $15 million) was recorded in the Hydro One Networks distribution post-retirement and post-employment benefits non-service cost regulatory asset, and $36 million (2022 - $38 million) was capitalized as part of the cost of property, plant and equipment and intangible assets.
2     In the 2020 to 2022 Transmission Decision, the OEB approved the recovery of the non-service cost component of post-retirement and post-employment benefits as part of OM&A costs for the Company's transmission business. These costs were previously capitalized and recovered through rate base. As a result, during the year ended December 31, 2023, additional other post-retirement and post-employment costs of $36 million (2022 - $14 million) attributed to labour were charged to operations.
Assumptions
The measurement of the obligations of the Plans and the costs of providing benefits under the Plans involves various factors, including the development of valuation assumptions and accounting policy elections. When developing the required assumptions, the Company considers historical information as well as future expectations. The measurement of benefit obligations and costs is impacted by several assumptions including the discount rate applied to benefit obligations, the long-term expected rate of return on plan assets, Hydro One’s expected level of contributions to the Plans, the incidence of mortality, the expected remaining service period of plan participants, the level of compensation and rate of compensation increases, employee age, length of service, and the anticipated rate of increase of health care costs, among other factors. The impact of changes in assumptions used to measure the obligations of the Plans is generally recognized over the expected average remaining service period of the plan participants. In selecting the expected rate of return on plan assets, Hydro One considers historical economic indicators that impact asset returns, as well as expectations regarding future long-term capital market performance, weighted by target asset class allocations. In general, equity securities, real estate and private equity investments are forecasted to have higher returns than fixed-income securities.
The following weighted average assumptions were used to determine the benefit obligations at December 31, 2023 and 2022:

	Pension Benefits		Post-Retirement and Post-Employment Benefits
Year ended December 31	2023	2022	2023	2022
Significant assumptions:
Weighted average discount rate	4.63%	5.06%	4.63%	5.07%
Rate of compensation scale escalation (long-term)	2.50%	2.50%	2.50%	2.50%
Rate of cost of living increase	2.00%	2.00%	2.00%	2.00%
Rate of increase in health care cost trends[1]	—	—	4.23%	4.19%
[1] 4.92% per annum in 2024, grading down to 4.23% per annum in and after 2031 (2022 - 5.02% per annum in 2023, grading down to 4.19% per annum in and after 2031).
The following weighted average assumptions were used to determine the net periodic benefit costs for the years ended December 31, 2023 and 2022. Assumptions used to determine current year-end benefit obligations are the assumptions used to estimate the subsequent year’s net periodic benefit costs.

Year ended December 31	2023	2022
Pension Benefits:
Weighted average expected rate of return on plan assets	7.00%	6.00%
Weighted average discount rate	5.06%	3.00%
Rate of compensation scale escalation (long-term)	2.50%	2.25%
Rate of cost of living increase	2.00%	1.75%
Average remaining service life of employees (years)	15	14

Post-Retirement and Post-Employment Benefits:
Weighted average discount rate	5.07%	3.04%
Rate of compensation scale escalation (long-term)	2.50%	2.25%
Rate of cost of living increase	2.00%	1.75%
Average remaining service life of employees (years)	14.8	14.9
Rate of increase in health care cost trends[1]	4.19%	3.97%
[1] 5.02% per annum in 2023, grading down to 4.19% per annum in and after 2031 (2022 - 4.88% per annum in 2022, grading down to 3.97% per annum in and after 2031).
The discount rate used to determine the current year pension obligation and the subsequent year’s net periodic benefit costs is based on a yield curve approach. Under the yield curve approach, expected future benefit payments for each plan are discounted by a rate on a third-party bond yield curve corresponding to each duration. The yield curve is based on “AA” long-term corporate bonds. A single discount rate is calculated that would yield the same present value as the sum of the discounted cash flows.
The following approximate life expectancies were used in the mortality assumptions to determine the PBO for the pension and post-retirement and post-employment plans at December 31, 2023 and 2022:

As at December 31	2023	2022
Life expectancy at age 65 for a member currently at:	(years)	(years)
Age 65 - male	23	23
Age 65 - female	25	25
Age 45 - male	24	24
Age 45 - female	26	26
Estimated Future Benefit Payments
At December 31, 2023, estimated future benefit payments to the participants of the Plans were:

(millions of dollars)	Pension Benefits	Post-Retirement and Post-Employment Benefits
2024	415	72
2025	428	71
2026	435	73
2027	440	74
2028	446	74
2029 through to 2033	2,316	382
Total estimated future benefit payments through to 2033	4,480	746
Components of Regulatory Accounts
A portion of actuarial gains and losses and prior service costs is recorded within regulatory accounts on Hydro One’s consolidated balance sheets to reflect the expected regulatory inclusion of these amounts in future rates, which would otherwise be recorded in OCI. These amounts are reflected in the following table:

Year ended December 31 (millions of dollars)	2023	2022
Pension Benefits:
Net actuarial loss (gain) for the year	446	(972)
Prior service credit for the year	(45)	—
Amortization of actuarial gain (loss)	18	(61)
Amortization of prior service credit (cost)	2	(2)
	421	(1,035)

Post-Retirement and Post-Employment Benefits:
Actuarial loss (gain) for the year	80	(471)
Amortization of actuarial loss (gain)	27	(2)
	107	(473)
The following table provides the components of regulatory accounts that have not been recognized as components of net periodic benefit costs for the years ended December 31, 2023 and 2022:

Year ended December 31 (millions of dollars)	2023	2022
Pension Benefits:
Actuarial gain	(99)	(358)

Post-Retirement and Post-Employment Benefits:
Actuarial gain	(398)	(506)
Pension Plan Assets
Investment Strategy
On a regular basis, Hydro One evaluates its investment strategy to ensure that Pension Plan assets will be sufficient to pay Pension Plan benefits when it comes due. As part of this ongoing evaluation, Hydro One may make changes to its targeted asset allocation and investment strategy. The Pension Plan is managed at a net asset level. The main objective of the Pension Plan is to sustain a certain level of net assets in order to meet the pension obligations of the Company. The Pension Plan fulfils its primary objective by adhering to specific investment policies outlined in its Statement of Investment Policies and Procedures (SIPP), which is reviewed and approved annually by the Human Resource Committee of Hydro One’s Board of Directors. The Company manages net assets by engaging external investment managers who are charged with the fiduciary responsibility of investing existing funds and new funds (current year’s employee and employer contributions) in accordance with the approved SIPP. The performance of the underlying investment managers is monitored through a governance structure. Increases in net assets are a direct result of investment income generated by investments held by the Pension Plan and contributions to the Pension Plan by eligible employees and by the Company. The main use of net assets is for benefit payments to eligible Pension Plan members.
Pension Plan Asset Mix
At December 31, 2023, the Pension Plan actual weighted average, target, and range asset allocations were as follows:

	Actual (%)	Target Allocation (%)	Range Allocation (%)
Equity securities	42	40	25 - 55
Debt securities	37	35	30 - 40
Real Estate and Infrastructure	21	25	0 - 35
	100	100
At December 31, 2023, the Pension Plan held $19 million (2022 - $21 million) Hydro One corporate bonds and $539 million (2022 - $425 million) of debt securities of the Province.
Concentrations of Credit Risk
Hydro One evaluated its Pension Plan’s asset portfolio for the existence of significant concentrations of credit risk as at December 31, 2023 and 2022. Concentrations that were evaluated include, but are not limited to, investment concentrations in a single entity, concentrations in a type of industry, and concentrations in individual funds. At December 31, 2023 and 2022, there were no significant concentrations (defined as greater than 10% of plan assets) of risk in the Pension Plan’s assets.
The Pension Plan's Statement of Investment Beliefs and Guidelines provides guidelines and restrictions for eligible investments taking into account credit ratings, maximum investment exposure and other controls in order to limit the impact of this risk. The Pension Plan manages its counterparty credit risk with respect to bonds by investing in investment-grade and government bonds and with respect to derivative instruments by transacting only with highly rated financial institutions, and also by ensuring that exposure is diversified across counterparties. The risk of default on transactions in listed securities is considered minimal, as the trade will fail if either party to the transaction does not meet its obligation.
Fair Value Measurements
The following tables present the Pension Plan assets and liabilities measured and recorded at fair value on a recurring basis and their level within the fair value hierarchy at December 31, 2023 and 2022:

As at December 31, 2023 (millions of dollars)	Level 1	Level 2	Level 3	Total
Pooled funds	—	33	2,769	2,802
Cash and cash equivalents	89	—	—	89
Short-term securities	—	144	—	144
Derivative instruments	—	3	—	3
Corporate shares - Canadian	125	—	—	125
Corporate shares - Foreign	2,607	222	—	2,829
Bonds and debentures - Canadian	—	2,638	—	2,638
Bonds and debentures - Foreign	—	91	—	91
Total fair value of plan assets[1]	2,821	3,131	2,769	8,721

Derivative instruments	—	1	—	1
Total fair value of plan liabilities[1]	—	1	—	1
1 At December 31, 2023, the total fair value of Pension Plan assets and liabilities excludes $54 million of interest and dividends receivable, $5 million of pension administration expenses payable, $2 million of taxes payable, $1 million payable to participants, $5 million of sold investments receivable, and $7 million of purchased investments payable.

As at December 31, 2022 (millions of dollars)	Level 1	Level 2	Level 3	Total
Pooled funds	—	26	2,315	2,341
Cash and cash equivalents	233	—	—	233
Short-term securities	—	116	—	116
Derivative instruments	—	—	—	—
Corporate shares - Canadian	139	—	—	139
Corporate shares - Foreign	2,702	204	—	2,906
Bonds and debentures - Canadian	—	2,044	—	2,044
Bonds and debentures - Foreign	—	84	—	84
Total fair value of plan assets[1]	3,074	2,474	2,315	7,863

Derivative instruments	—	1	—	1
Total fair value of plan liabilities[1]	—	1	—	1
1 At December 31, 2022, the total fair value of Pension Plan assets and liabilities excludes $44 million of interest and dividends receivable, $5 million of pension administration expenses payable, $2 million of taxes payable, $3 million receivable from participants, $4 million of sold investments receivable, and $2 million of purchased investments payable.
See Note 17 - Fair Value of Financial Instruments and Risk Management for a description of levels within the fair value hierarchy.
Changes in the Fair Value of Financial Instruments Classified in Level 3
The following table summarizes the changes in fair value of financial instruments classified in Level 3 for the years ended December 31, 2023 and 2022. The Pension Plan classifies financial instruments as Level 3 when the fair value is measured based on at least one significant input that is not observable in the markets or due to lack of liquidity in certain markets. The gains and losses presented in the table below could, therefore, include changes in fair value based on both observable and unobservable inputs. The Level 3 financial instruments are comprised of pooled funds whose valuations are provided by the investment managers. Sensitivity analysis is not provided as the underlying assumptions used by the investment managers are not available.

Year ended December 31 (millions of dollars)	2023	2022
Fair value, beginning of year	2,315	1,937
Realized and unrealized gains	214	128
Purchases	351	336
Sales and disbursements	(111)	(86)
Fair value, end of year	2,769	2,315
There were no significant transfers between any of the fair value levels during the years ended December 31, 2023 and 2022.
Valuation Techniques Used to Determine Fair Value
Pooled funds mainly consist of private equity, real estate infrastructure and private debt investments. Private equity investments represent private equity funds that invest in operating companies that are not publicly traded on a stock exchange. Investment strategies in private equity include limited partnerships in businesses that are characterized by high internal growth and operational efficiencies, venture capital, leveraged buyouts and special situations such as distressed investments. Real estate and infrastructure investments represent funds that invest in real assets which are not publicly traded on a stock exchange. Investment strategies in real estate include limited partnerships that seek to generate a total return through income and capital growth by investing primarily in global and Canadian limited partnerships. Investment strategies in infrastructure include limited partnerships in core infrastructure assets focusing on assets that are expected to generate stable, long-term cash flows and deliver incremental returns relative to conventional fixed-income investments. Private equity, real estate and infrastructure valuations are reported by the fund manager and are based on the valuation of the underlying investments which includes inputs such as cost, operating results, discounted future cash flows and market-based comparable data. Private debt valuations are reported by the fund manager. Private debt is credit that is extended to companies on a bilaterally negotiated basis. It is not readily marketable and takes a wide range of forms, such as senior secured and unsecured loans, infrastructure project financing, investments secured by real estate assets, and securitized lease/loan obligations supported by a pool of assets. Since these valuation inputs are not highly observable, private equity, real estate infrastructure and private debt investments have been categorized as Level 3 within pooled funds.
Cash equivalents consist of demand cash deposits held with banks and cash held by the investment managers. Cash equivalents are categorized as Level 1.
Short-term securities are valued at cost plus accrued interest, which approximates fair value due to their short-term nature. Short-term securities are categorized as Level 2.
Derivative instruments are used to hedge the Pension Plan’s foreign currency exposure back to Canadian dollars. The notional principal amount of contracts outstanding as at December 31, 2023 was $375 million (2022 - $355 million), the most significant currencies being hedged against the Canadian dollar are the United States dollar, euro, British pound sterling, Swedish krona and Japanese yen. The net realized loss on contracts for the year ended December 31, 2023 was $nil (2022 - $4 million net realized loss). The terms to maturity of the forward exchange contracts at December 31, 2023 are within three months. The fair value is determined using standard interpolation methodology primarily based on the World Markets exchange rates. Derivative instruments are categorized as Level 2.
Corporate shares are valued based on quoted prices in active markets and are categorized as Level 1. Corporate shares which are valued based on quoted prices in active markets, but held within a pension investment holding company, are categorized as Level 2. Investments denominated in foreign currencies are translated into Canadian currency at year-end rates of exchange.
Bonds and debentures are presented at published closing trade quotations and are categorized as Level 2.